PARAGON COMMERCIAL BANK
3535 Glenwood Avenue, Raleigh, North Carolina 27612

COMMERCIAL NOTE

Loan Officer: **CWB**
Charles W. Bartz, Senior Vice President

Loan Number: # **9930000580**

Date: **August 10, 2011** Borrower: **Chanticleer Holdings, Inc.**

Loan Amount: **$2,000,000.00** ☒ Revolving Line of Credit

FOR VALUE RECEIVED, the undersigned, jointly and severally, promise(s) to pay to PARAGON COMMERCIAL BANK ("Bank"), or order, the sum of **Two Million and 00/100 Dollars ($2,000,000.00)** or so much as shall have been disbursed from time to time and remains unpaid, including or together with interest at the rate and payable in the manner hereinafter stated. Principal and interest shall be payable at Bank at the address indicated above, or such other place as the holder of this Note may designate.

INTEREST RATE

All payments made on this Note will be applied first to accrued interest and then to principal. Interest will accrue on the unpaid principal balance at the rate set forth below until maturity and will accrue on any unpaid past due interest before maturity and on any unpaid balance after maturity as set forth on the reverse side of this Note.
Interest payable on this Note will be at the per annum rate of:

☒ Wall Street Journal Prime + 0.5% with a floor rate of 4.5%

As used in this Note "Wall Street Journal Prime" shall mean the prime rate most recently published in the "Money Rates" section specified in the Eastern Edition of the *Wall Street Journal*; provided that if more than one such "Prime Rate" is published, the higher of such rate shall be applicable.

Interest will be calculated on the basis of: ☒ **Actual days/360 day year**

All rates except the "Fixed" rate will be subject to change without prior notice at the sole option of Bank and will be effective:
☒ As of the date the base rate (Prime or Treasury Bill) changes

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
☒ The amount of each scheduled payment will change.

PRINCIPAL PAYMENT TERMS

Principal (and interest if indicated under Interest Payment Terms below) shall be payable as follows:

☒ **Payable in one single payment on August 10, 2012 (herein referred to as "Maturity").**

INTEREST PAYMENT TERMS

Interest shall be payable in arrears, as follows:

☒ Payable monthly beginning **September 10, 2011** and consecutively on the same calendar day of each such calendar period thereafter.

ADVANCES

☐ See Advance Addendum (Exhibit A) attached hereto and made a part hereof for an explanation of the line of credit advance terms and conditions.

LATE CHARGE

If any scheduled payment is in default 15 days or more (unless interest on this Note is payable in advance, in which case such period shall be 30 days or more), Obligors agree to pay a late charge equal to **6%** of the amount of the payment that is in default, but not more than maximum amount allowed by applicable law.

PREPAYMENT

☒ This Note may be prepaid in whole or in part any time without premium.

For partial prepayments, the Bank may, in its sole discretion, apply the prepayment to principal and recalculate the installment payment amount so that equal payments of principal and interest will cause this Promissory Note to be paid in full with the same Maturity date (set forth above). If the Bank decides not to recalculate the installment payment amount, then such prepayment will be applied to the most remote installment then unpaid and shall not otherwise reduce the installment payments coming due prior thereto.

COLLATERAL

☒ The Bank and undersigned have entered into a Commercial Loan Agreement (the "Loan Agreement") dated **August 10, 2011.**

☒ SECURED. This Note is secured by collateral described in the following security instruments:

☒ Assignment of Deposit dated August 10, 2011, **Money Market Account No. 651588 in the name of Michael Winder Haley Revocable Trust Dated 12/13/2008, Michael Winder Haley Trustee, in the amount of Two Million and 00/100 Dollars ($2,000,000.00).**

☒ Cross-Collateralized with Paragon Commercial Bank Loan # **9930000455** to Borrower dated **July 15, 2009**, secured by:

☒ Security Agreement dated **July 15, 2009** and perfected by the filing of UCC-1 Financing Statement(s) with **North Carolina Secretary of State covering:** a blanket first priority lien on all furnishings, equipment, inventory and other items and types of personal property now owned or hereafter acquired, all the Borrower's general intangibles, Instruments and or investment documents and accounts receivable, whether presently existing or arising in the future, and all the proceeds and products from the foregoing (including insurance proceeds). In addition to the foregoing, the collateral shall also include the Borrower's 11.5% interest in Chanticleer Investors, LLC sole asset: a Convertible Secured Promissory Note dated May 24, 2006 between Robert H. Brooks and any and all amendments thereto ("Security Agreement").

1) At maturity of this Note, or upon default, Bank is authorized and empowered to apply to the payment hereof, any and all money deposited in Bank in the name of or to the credit of each party, without advance notice, and is authorized to offset any obligation of Bank to any party to the payment hereof.

2) Collateral securing other loans of each party with Bank may also secure this loan and this loan may also be supported by separate Guaranty Agreement(s).

SIGNATURES

The undersigned parties are jointly and severally liable for the payment of this Note and have subscribed their names hereto. The provisions printed below are a part of this Note. The provisions of this Note are binding on the heirs, executors, administrators, successors and assigns of each and every party and shall inure to the benefit of the holder, its successors and assigns. This Note is executed under the seal of each of the parties and of the endorsers, if any.

CHANTICLEER HOLDINGS, INC.

By: _______________________ (SEAL)
Michael D. Pruitt, President/CEO/CFO

Additional Terms and Provisions of Note

DEFAULT. Any of the following shall constitute an event of default: (1) the failure to make when due any payment described herein, whether of principal, interest, or otherwise; (2) the failure of any party hereto to perform any of the terms and conditions written into, the Loan Agreement or security instrument(s) securing this Note or any guaranty agreement or security instrument(s) securing such guaranty agreement which apply to this Note; (3) the death, dissolution, merger, consolidation or termination of existence of any party; or if any party is a corporation with thirty-five (35) or fewer shareholders, the aggregate transfer(s) of voting shares in such party whereby persons or entities not owning on the date hereof, singly or in the aggregate, 50% or more of the voting shares of such party, become the owner(s), singly or in the aggregate, of 50% or more of such voting shares, or if such party is a limited or general partnership, any change in general partnership interest(s) in such party; (4) the application for the appointment of a receiver for any party or the filing of a petition under any provisions of the Bankruptcy Code or Act by or against any party or any assignment for the benefit of creditors by or against any party; (5) the failure of any party to furnish from time to time, at Bank's request, financial information requested with respect to such party without undue delay; (6) a determination by Bank that it deems itself insecure or that an adverse change in the financial condition of any party has occurred since the date hereof; (7) the failure of any party to perform any other obligation to Bank; (8) the termination of any guaranty agreement which applies to this Note.
LATE CHARGES, EXPENSES AND ACCELERATION. Each party agrees to pay any late charges permitted by applicable law that Bank may, in its discretion, charge for late payments. If this Note is not paid in full whenever it becomes due and payable, each party agrees to pay all costs and expenses of collection, including a reasonable attorney's fee up to the amount of fifteen (15) percent of the then outstanding balance. Upon the occurrence of an event of default, the entire unpaid balance of this Note shall, at the option of Bank, become immediately due and payable, without notice or demand. Failure to exercise the option to accelerate shall not constitute a waiver of the right to exercise same in the event of any subsequent default.
INTEREST. Upon the nonpayment of any payment of interest described herein, the Bank, at its option and without accelerating this Note, may accrue interest on such unpaid interest at the rate(s) applicable hereunder from time to time until maturity of this Note. After maturity of this Note, whether by acceleration or otherwise, interest will accrue on the unpaid principal of this Note and any accrued but unpaid interest shall bear interest at the lesser of (I) the highest contract rate, if any, permitted by applicable law (ii) a rate equal to 18% per annum. Such interest rate shall apply both before and after any judgment hereon.
WAIVER. Each party waives presentment, demand, protest and notice of dishonor, waives any rights which they may have to require Bank to proceed against any other person or property, agrees that without notice to any party and without affecting any party's liability, Bank, at any time or times, may grant extensions of the time for payment or other indulgences to any party or permit the renewal, amendment or modification of this Note, the Loan Agreement or any security instrument(s), or permit the substitution, exchange or release of any security for this Note and may add or release any party primarily or secondarily liable, and agrees that Bank may apply all moneys made available to it from any part of the proceeds from the disposition of any security for this Note either to this Note or to any other obligation of any of the parties to Bank, as Bank may elect from time to time.
PARTIES. Each signatory of this Note is herein sometimes referred to as "Party" or collectively as "Parties" and each agrees to be liable hereunder jointly and severally. This Note shall apply to and bind each party's heirs, personal representatives, successors and assigns. All references in this Note to Bank shall include the holder hereof and this Note shall inure to the benefit of any holder, its successors and assigns.
PARTIES' DUE DILIGENCE. The undersigned acknowledge and represent that they have relied upon their own due diligence in making their own independent evaluations of the purposes for which the proceeds of this Note will be used and of the business affairs

☒ Cross-Collateralized with Paragon Commercial Bank Loan **# 9930000455** to Borrower dated **July 15, 2009**, secured by:

☒ Security Agreement dated **July 15, 2009** and perfected by the filing of UCC-1 Financing Statement(s) with **North Carolina Secretary of State covering:** a blanket first priority lien on all furnishings, equipment, inventory and other items and types of personal property now owned or hereafter acquired, all the Borrower's general intangibles, Instruments and or investment documents and accounts receivable, whether presently existing or arising in the future, and all the proceeds and products from the foregoing (including insurance proceeds). In addition to the foregoing, the collateral shall also include the Borrower's 11.5% interest in Chanticleer Investors, LLC sole asset: a Convertible Secured Promissory Note dated May 24, 2006 between Robert H. Brooks and any and all amendments thereto ("Security Agreement").

1) At maturity of this Note, or upon default, Bank is authorized and empowered to apply to the payment hereof, any and all money deposited in Bank in the name of or to the credit of each party, without advance notice, and is authorized to offset any obligation of Bank to any party to the payment hereof.

2) Collateral securing other loans of each party with Bank may also secure this loan and this loan may also be supported by separate Guaranty Agreement(s).

SIGNATURES

The undersigned parties are jointly and severally liable for the payment of this Note and have subscribed their names hereto. The provisions printed below are a part of this Note. The provisions of this Note are binding on the heirs, executors, administrators, successors and assigns of each and every party and shall inure to the benefit of the holder, its successors and assigns. This Note is executed under the seal of each of the parties and of the endorsers, if any.

CHANTICLEER HOLDINGS, INC.

By: ______________________________ (SEAL)
Michael D. Pruitt, President/CEO/CFO

Additional Terms and Provisions of Note

DEFAULT. Any of the following shall constitute an event of default: (1) the failure to make when due any payment described herein, whether of principal, interest, or otherwise; (2) the failure of any party hereto to perform any of the terms and conditions written into, the Loan Agreement or security instrument(s) securing this Note or any guaranty agreement or security instrument(s) securing such guaranty agreement which apply to this Note; (3) the death, dissolution, merger, consolidation or termination of existence of any party; or if any party is a corporation with thirty-five (35) or fewer shareholders, the aggregate transfer(s) of voting shares in such party whereby persons or entities not owning on the date hereof, singly or in the aggregate, 50% or more of the voting shares of such party, become the owner(s), singly or in the aggregate, of 50% or more of such voting shares, or if such party is a limited or general partnership, any change in general partnership interest(s) in such party; (4) the application for the appointment of a receiver for any party or the filing of a petition under any provisions of the Bankruptcy Code or Act by or against any party or any assignment for the benefit of creditors by or against any party; (5) the failure of any party to furnish from time to time, at Bank's request, financial information requested with respect to such party without undue delay; (6) a determination by Bank that it deems itself insecure or that an adverse change in the financial condition of any party has occurred since the date hereof; (7) the failure of any party to perform any other obligation to Bank; (8) the termination of any guaranty agreement which applies to this Note.
LATE CHARGES, EXPENSES AND ACCELERATION. Each party agrees to pay any late charges permitted by applicable law that Bank may, in its discretion, charge for late payments. If this Note is not paid in full whenever it becomes due and payable, each party agrees to pay all costs and expenses of collection, including a reasonable attorney's fee up to the amount of fifteen (15) percent of the then outstanding balance. Upon the occurrence of an event of default, the entire unpaid balance of this Note shall, at the option of Bank, become immediately due and payable, without notice or demand. Failure to exercise the option to accelerate shall not constitute a waiver of the right to exercise same in the event of any subsequent default.
INTEREST. Upon the nonpayment of any payment of interest described herein, the Bank, at its option and without accelerating this Note, may accrue interest on such unpaid interest at the rate(s) applicable hereunder from time to time until maturity of this Note. After maturity of this Note, whether by acceleration or otherwise, interest will accrue on the unpaid principal of this Note and any accrued but unpaid interest shall bear interest at the lesser of (I) the highest contract rate, if any, permitted by applicable law (ii) a rate equal to 18% per annum. Such interest rate shall apply both before and after any judgment hereon.
WAIVER. Each party waives presentment, demand, protest and notice of dishonor, waives any rights which they may have to require Bank to proceed against any other person or property, agrees that without notice to any party and without affecting any party's liability, Bank, at any time or times, may grant extensions of the time for payment or other indulgences to any party or permit the renewal, amendment or modification of this Note, the Loan Agreement or any security instrument(s), or permit the substitution, exchange or release of any security for this Note and may add or release any party primarily or secondarily liable, and agrees that Bank may apply all moneys made available to it from any part of the proceeds from the disposition of any security for this Note either to this Note or to any other obligation of any of the parties to Bank, as Bank may elect from time to time.
PARTIES. Each signatory of this Note is herein sometimes referred to as "Party" or collectively as "Parties" and each agrees to be liable hereunder jointly and severally. This Note shall apply to and bind each party's heirs, personal representatives, successors and assigns. All references in this Note to Bank shall include the holder hereof and this Note shall inure to the benefit of any holder, its successors and assigns.
PARTIES' DUE DILIGENCE. The undersigned acknowledge and represent that they have relied upon their own due diligence in making their own independent evaluations of the purposes for which the proceeds of this Note will be used and of the business affairs and financial condition of all parties hereto, and they will continue to be responsible for making their own appraisals of such matters. The undersigned have not relied upon and will not hereafter rely upon Bank for such information for such appraisal or other assessment or review and, further, will not rely upon any such information which may now or hereafter be prepared by Bank.
CREDIT INVESTIGATION. The Bank is authorized to investigate from time to time the credit of each party and to answer questions relating to the Bank's credit experience with each party.

PARAGON COMMERCIAL BANK

ASSIGNMENT OF DEPOSIT

Date: **August 10, 2011**

FOR VALUE RECEIVED, the undersigned (jointly and severally) hereby sell(s), assign(s) and transfer(s) to PARAGON COMMERCIAL BANK, Raleigh, North Carolina, and its successors and assigns (hereinafter "BANK"), the account(s) (hereinafter "Account(s)") and/or instrument(s) (hereinafter "Instrument(s)") identified below, together with any renewals thereof or substitutions and/or proceeds therefor:

☒ Account No(s): **Money Market Account No. 651588 and all associated CDARS certificates of deposits in the name of Michael Winder Haley Revocable Trust Dated 12/13/2008, Michael Winder Haley Trustee.**

Amount of Funds Assigned **$2,000,000.00**

And all claims, rights, options, privileges, title, and interest therein and thereunder including, without limitation, all interest and other proceeds earned thereon. The exercise of any right, option, privilege, or power given herein to BANK shall be at the option of BANK.

The above Account(s) and/or Instrument(s) is(are) maintained in or were issued by:

☒ Paragon Commercial Bank

This Assignment is given as security for a loan made by BANK to **Chanticleer Holdings, Inc.** (hereinafter "Debtor(s)") in the amount of **Two Million and 00/100 U.S. Dollars ($2,000,000.00).**

Loan Account # **9930000580**

(SEE PAGE TWO FOR ADDITIONAL AGREEMENTS OF PARTIES)

IN WITNESS WHEREOF, Assignor has hereunto executed this Assignment under Assignor's hand and seal (or, if Assignor is a corporation, partnership, limited liability company or other legal entity, it has caused this Assignment to be executed under seal by its duly authorized officer or partner) as of the day and year first above written.

Chanticleer Holdings, Inc.

By: ______________________________ (SEAL)
Michael D. Pruitt, President/CEO/CFO

Grantor

By: ______________________________ (SEAL)
Michael Winder Haley, Trustee

ACKNOWLEDGEMENT OF NOTICE OF ASSIGNMENT

We acknowledge receipt of notice and copy of the foregoing Assignment as collateral for obligations due Paragon Commercial Bank, Raleigh, North Carolina (hereinafter "BANK").

As to any Account(s)/Instrument(s) identified above, our records indicate the balance in Account/Instrument Number(s) **651588 in the name of Michael Winder Haley** to be in the amount of **$2,000,000.00** as of this date. We further certify that any Account(s)/Instrument(s) identified above is(are) valid and do(es) evidence our obligation(s) to the Assignor(s) executing said Assignment. Our records do not disclose any liens, claims, or encumbrances against said Account(s)/Instrument(s) except N/A.

We have compared the signature(s) appearing on the Assignment filed by BANK with us with the signature(s) on our records, and the same compare(s) correctly therewith and is (are) sufficient to authorize withdrawal of funds from said Account(s)/Instrument(s) and for all purposes with respect to said Account(s)/Instrument(s). We will be guided by the above Assignment until receipt of further contrary written notice or instructions from BANK.

Paragon Commercial Bank

By: ______________________________ (SEAL) Date: **August 10, 2011**
Charles W. Bartz, Senior Vice President

RELEASE OF ASSIGNMENT

Paragon Commercial Bank (hereinafter "BANK") hereby releases and terminates its interest in the above described Account(s)/Instrument(s), this the ______ day of ______, and if the above described Account(s)/Instrument(s) is(are) maintained with BANK, we certify that this Assignment has been terminated on our records maintained regarding same. If the Account(s)/Instrument(s) is(are) not maintained with BANK, you are encouraged to present this document to the institution in which same is(are) maintained and request their records reflect this release of assignment.

Paragon Commercial Bank

By: ______________________________(SEAL) Date: ______________
(CDO Signature)

By: ______________________________(SEAL) Date: ______________
(Loan Documentation Specialist)

PARAGON COMMERCIAL BANK

ASSIGNMENT OF DEPOSIT

Date: **August 10, 2011**

FOR VALUE RECEIVED, the undersigned (jointly and severally) hereby sell(s), assign(s) and transfer(s) to PARAGON COMMERCIAL BANK, Raleigh, North Carolina, and its successors and assigns (hereinafter "BANK"), the account(s) (hereinafter "Account(s)") and/or instrument(s) (hereinafter "Instrument(s)") identified below, together with any renewals thereof or substitutions and/or proceeds therefor:

☒ Account No(s): **Money Market Account No. 651588 and all associated CDARS certificates of deposits in the name of Michael Winder Haley Revocable Trust Dated 12/13/2008, Michael Winder Haley Trustee.**

Amount of Funds Assigned **$2,000,000.00**

And all claims, rights, options, privileges, title, and interest therein and thereunder including, without limitation, all interest and other proceeds earned thereon. The exercise of any right, option, privilege, or power given herein to BANK shall be at the option of BANK.

The above Account(s) and/or Instrument(s) is(are) maintained in or were issued by:

☒ Paragon Commercial Bank

This Assignment is given as security for a loan made by BANK to **Chanticleer Holdings, Inc.** (hereinafter "Debtor(s)") in the amount of **Two Million and 00/100 U.S. Dollars ($2,000,000.00).**

Loan Account # **9930000580**

(SEE PAGE TWO FOR ADDITIONAL AGREEMENTS OF PARTIES)

IN WITNESS WHEREOF, Assignor has hereunto executed this Assignment under Assignor's hand and seal (or, if Assignor is a corporation, partnership, limited liability company or other legal entity, it has caused this Assignment to be executed under seal by its duly authorized officer or partner) as of the day and year first above written.

Chanticleer Holdings, Inc.

By: ______________________ (SEAL)
Michael D. Pruitt, President/CEO/CFO

Grantor

By: ______________________ (SEAL)
Michael Winder Haley, Trustee

ACKNOWLEDGEMENT OF NOTICE OF ASSIGNMENT

We acknowledge receipt of notice and copy of the foregoing Assignment as collateral for obligations due Paragon Commercial Bank, Raleigh, North Carolina (hereinafter "BANK").

As to any Account(s)/Instrument(s) identified above, our records indicate the balance in Account/Instrument Number(s) **651588 in the name of Michael Winder Haley** to be in the amount of **$2,000,000.00** as of this date. We further certify that any Account(s)/Instrument(s) identified above is(are) valid and do(es) evidence our obligation(s) to the Assignor(s) executing said Assignment. Our records do not disclose any liens, claims, or encumbrances against said Account(s)/Instrument(s) except N/A.

We have compared the signature(s) appearing on the Assignment filed by BANK with us with the signature(s) on our records, and the same compare(s) correctly therewith and is (are) sufficient to authorize withdrawal of funds from said Account(s)/Instrument(s) and for all purposes with respect to said Account(s)/Instrument(s). We will be guided by the above Assignment until receipt of further contrary written notice or instructions from BANK.

Paragon Commercial Bank

By: ______________________ (SEAL)
Charles W. Bartz, Senior Vice President

Date: **August 10, 2011**

RELEASE OF ASSIGNMENT

Paragon Commercial Bank (hereinafter "BANK") hereby releases and terminates its interest in the above described Account(s)/Instrument(s), this the ______ day of ______, and if the above described Account(s)/Instrument(s) is(are)

PARAGON COMMERCIAL BANK

ASSIGNMENT OF DEPOSIT

Date: **August 10, 2011**

FOR VALUE RECEIVED, the undersigned (jointly and severally) hereby sell(s), assign(s) and transfer(s) to PARAGON COMMERCIAL BANK, Raleigh, North Carolina, and its successors and assigns (hereinafter "BANK"), the account(s) (hereinafter "Account(s)") and/or instrument(s) (hereinafter "Instrument(s)") identified below, together with any renewals thereof or substitutions and/or proceeds therefor:

☒ Account No(s): **Money Market Account No. 651588 and all associated CDARS certificates of deposits in the name of Michael Winder Haley Revocable Trust Dated 12/13/2008, Michael Winder Haley Trustee.**

Amount of Funds Assigned **$2,000,000.00**

And all claims, rights, options, privileges, title, and interest therein and thereunder including, without limitation, all interest and other proceeds earned thereon. The exercise of any right, option, privilege, or power given herein to BANK shall be at the option of BANK.

The above Account(s) and/or Instrument(s) is(are) maintained in or were issued by:

☒ Paragon Commercial Bank

This Assignment is given as security for a loan made by BANK to **Chanticleer Holdings, Inc.** (hereinafter "Debtor(s)") in the amount of **Two Million and 00/100 U.S. Dollars ($2,000,000.00).**

Loan Account # **9930000580**

(SEE PAGE TWO FOR ADDITIONAL AGREEMENTS OF PARTIES)

IN WITNESS WHEREOF, Assignor has hereunto executed this Assignment under Assignor's hand and seal (or, if Assignor is a corporation, partnership, limited liability company or other legal entity, it has caused this Assignment to be executed under seal by its duly authorized officer or partner) as of the day and year first above written.

Chanticleer Holdings, Inc.	**Grantor**
By: ______________________ (SEAL)	By: [signature] (SEAL)
Michael D. Pruitt, President/CEO/CFO	**Michael Winder Haley, Trustee**

ACKNOWLEDGEMENT OF NOTICE OF ASSIGNMENT

We acknowledge receipt of notice and copy of the foregoing Assignment as collateral for obligations due Paragon Commercial Bank, Raleigh, North Carolina (hereinafter "BANK").

As to any Account(s)/Instrument(s) identified above, our records indicate the balance in Account/Instrument Number(s) **651588 in the name of Michael Winder Haley** to be in the amount of **$2,000,000.00** as of this date. We further certify that any Account(s)/Instrument(s) identified above is(are) valid and do(es) evidence our obligation(s) to the Assignor(s) executing said Assignment. Our records do not disclose any liens, claims, or encumbrances against said Account(s)/Instrument(s) except N/A.

We have compared the signature(s) appearing on the Assignment filed by BANK with us with the signature(s) on our records, and the same compare(s) correctly therewith and is (are) sufficient to authorize withdrawal of funds from said Account(s)/Instrument(s) and for all purposes with respect to said Account(s)/Instrument(s). We will be guided by the above Assignment until receipt of further contrary written notice or instructions from BANK.

Paragon Commercial Bank

By: [signature] (SEAL) Date: **August 10, 2011**

Charles W. Bartz, Senior Vice President

RELEASE OF ASSIGNMENT

Paragon Commercial Bank (hereinafter "BANK") hereby releases and terminates its interest in the above described Account(s)/Instrument(s), this the day of , and if the above described Account(s)/Instrument(s) is(are)

ADDITIONAL AGREEMENTS OF PARTIES
(Continued from Page One)

This Assignment shall be a continuing one and shall remain effective for any renewal(s), substitution(s), extension(s), amendment(s) or modification(s) of the above loan(s). It further shall secure any other obligations and/or liabilities of any one or more of the above named DEBTOR(S) to PARAGON COMMERCIAL BANK, due or to become due, whether now existing or hereafter arising, and howsoever evidenced or acquired, whether direct, indirect, absolute or contingent and whether the individual, several, or joint and several obligation(s) or liability(ies) of said DEBTOR(S).

The Assignor(s) hereby irrevocably authorize(s) and empower(s) said PARAGON COMMERCIAL BANK, at any time in its own name or in the name of the Assignor(s), to demand, apply for withdrawal, receive and give acquittance for any and all moneys and claims for moneys hereby assigned and to exercise any and all rights and privileges and receive all benefits (including without limitation earned interest) accorded by said Account(s)/Instrument(s) and to execute any and all instruments required thereof; and if the Account(s)/Instrument(s) were(are) issued by an institution other than PARAGON COMMERCIAL BANK, such institution is hereby specifically authorized and directed, on demand of PARAGON COMMERCIAL BANK to pay all moneys hereby assigned in said Account(s) and/or all moneys due Assignor(s) under the terms of said instrument(s) direct to said PARAGON COMMERCIAL BANK. The failure of PARAGON COMMERCIAL BANK to exercise any of its rights under this assignment shall not constitute a waiver thereof.

The Assignor(s) warrant(s) and represent(s) that the above described Account(s)/Instrument(s) is(are) owned solely by Assignor(s) and is(are) free and clear of all liens and encumbrances, and that Assignor(s) has(have) full power, right and authority to execute and deliver this assignment.

If said Account(s)/Instrument(s) is(are) represented by a passbook, certificate or other document evidencing ownership, such paper writing(s) has(have) been delivered and is(are) herewith assigned and pledged to said PARAGON COMMERCIAL BANK by Assignor(s).

Until this Assignment has been released by Bank as set forth above, the Assignor(s) shall have no right to make any withdrawals from such Account(s)/Instrument(s).

UNCONDITIONAL GUARANTY

Date:	**August 10, 2011**
OBLIGOR(S): ADDRESS:	**Chanticleer Holdings, Inc.** **11220 Elm Lane, Suite 203** **Charlotte, NC 28277-0450**
GUARANTOR(S): ADDRESS:	**Michael D. Pruitt** **11502 Stonebriar Drive** **Charlotte, NC 28277**
OBLIGEE:	**PARAGON COMMERCIAL BANK** **3535 Glenwood Avenue** **Raleigh, North Carolina 27612**

WHEREAS, the above OBLIGOR(S) (hereinafter jointly and severally termed "Customer") desire(s) to obtain extensions of credit and/or a continuation of credit extensions and/or to engage in business transactions and enter into various contractual relationships and otherwise to deal with Paragon Commercial Bank (hereinafter termed "Bank"); and

WHEREAS, Bank is unwilling to extend or continue to extend credit to and/or to engage in business transactions and enter into various contractual relationships with, and otherwise to deal with Customer unless it receives an unconditional and continuing, joint and several guaranty from the above identified, undersigned GUARANTOR(S) (each, any and all of whom is hereinafter termed "Guarantor"), covering all "Obligations of Customer," as hereinafter defined.

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, and in order to induce Bank, from time to time, in its sole discretion to extend or continue to extend credit(with or without security) to and/or to engage in business transactions and enter into various contractual relationships with Customer (without limiting the generality of the foregoing, this Guaranty is being given in order to induce Bank to lease and/or sell real, personal and/or mixed property to Customer, to purchase or discount any Acceptances, Accounts, Chattel Paper, Checks, Contracts, Contract Rights, Drafts, General Intangibles, Instruments, Investment Securities, Land Contracts, Purchase Money Security Agreements (Conditional Sale Contracts of real and/or personal property), Real and/or Personal Property Leases, or any other instruments or evidences of indebtedness (with or without recourse) upon which Customer, jointly or severally, is or may be liable as maker, co-maker, endorser, acceptor, guarantor, surety or otherwise and otherwise to deal with Customer), Guarantor (jointly and severally, if more than one) hereby absolutely and unconditionally guarantees to Bank and its successors and assigns, the due and punctual payment of all indebtedness, obligations and liabilities of said Customer to Bank, and all claims of Bank against the Customer primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether arising out of contract(s), tort(s) or otherwise, whether created directly with Bank or acquired by Bank through assignment, endorsement or otherwise; whether matured or unmatured; whether absolute or contingent; whether joint or several; whether secured or unsecured; whether monetary or nonmonetary; whether liquidated or unliquidated, as and when the same become due and payable (whether by acceleration or otherwise), in accordance with the terms of any instruments, accounts receivable, security agreements, land and/or other contracts, drafts, leases, chattel paper, debts, obligations or liabilities evidencing any such indebtedness, obligations, liabilities, or claims, including all renewals, extensions, substitutions and/or modifications thereof (all indebtedness, obligations and liabilities of the Customer to Bank and claims of Bank against Customer, including all of the foregoing, being hereinafter collectively termed "Obligations of Customer") provided, however, that the liability, jointly and severally, of the undersigned Guarantors hereunder, at any one time outstanding, with respect to the aggregate principal amount of the "Obligations of Customer," shall not exceed the sum of money here specified (the "Specified Amount"), plus, in addition to the Specified Amount, Guarantors shall also be liable for payment of all interest or finance charges thereon, costs of court, default interest thereon, late payment charges and the reasonable attorneys' fees of Bank, to wit:

Two Million and 00/100 Dollars ($2,000,000.00)

Further, if the Obligations of Customer or this Guaranty are referred to an attorney-at-law, including Bank's in-house counsel, for collection, whether or not suit is commenced, Guarantor expressly hereby agrees to pay, in addition to the Specified Amount, all expenses of collection, including, without limitation, reasonable attorneys' fees. Guarantor hereby stipulates and agrees that, if suit is instituted, up to and not in excess of fifteen percent (15%) of the total amount(s) due hereunder and remaining unpaid at the time suit is instituted by Bank shall be deemed to be the "reasonable attorneys' fees."

In order to implement the foregoing and as additional inducements to Bank, Guarantor further covenants and agrees:

1. This guaranty is and shall remain an unconditional and continuing guaranty of payment and not of collection, shall remain in full force and effect irrespective of any interruption(s) in the business or other dealings and relations of Customer with Bank and shall apply to and guarantee the due and punctual payment and performance of all "Obligations of Customer" due by Customer to Bank. To that end, Guarantor hereby expressly waives any right to require Bank to bring any action against any Customer or any other person(s) or to require that resort be had to any security or to any balance(s) of any deposit or other account(s) or debt(s) or credit(s) on the books of Bank in favor of Customer or any other person(s) and without limiting the generality of the foregoing, undersigned Guarantor herewith expressly waives any rights he otherwise might have had under the provisions of G.S. §26-7, et seq. and/or other laws to require Bank to attempt to recover against Customer and/or to realize upon any securities or collateral security which Bank holds for the Obligations of Customer. Any Guarantor may, by a written notice, delivered personally to or received by certified or registered United States Mail by an officer of Bank actually involved in the transactions being guaranteed hereby, at the address of Bank first above given, terminate this Guaranty with respect to all "Obligations of Customer" incurred or contracted by Customer, acquired by Bank, or otherwise arising more than thirty (30) business days after the date on which such written notice is so delivered to or received by said Bank officer. Such written notice of termination shall be the sole and exclusive method for terminating this Guaranty as to future Obligations of Customer and notwithstanding termination, this Guaranty and all security given for this Guaranty and/or the Obligations of Customer shall remain in full force and effect as to all Obligations of Customer incurred, existing, or arising in any manner pre-termination, including, without limitation, all Obligations of Customer then existing or thereafter arising under loan commitments which exist pre-termination and all Obligations of Customer under lines of credit and/or revolving lines of credit for advances both pre- and post-termination.

2. **TIME IS OF THE ESSENCE HEREOF**. Any notice(s) to Guarantor shall be sufficiently given, if mailed to the first above stated address(es) of Guarantor.

3. This Guaranty Agreement constitutes the entire agreement between the parties with respect to this Guaranty, and no waivers or modifications shall be valid unless they are reduced to writing, duly executed by the party to be charged thereby, and expressly approved in writing by an officer of Bank actually involved in the transactions being guaranteed hereby. This Guaranty does not terminate, cancel, supersede, renew, or substitute for any existing guarantee to Bank by any Guarantor, unless expressly provided herein, and the execution and delivery hereafter to Bank by any Guarantor of a new guarantee shall not terminate, cancel, supersede, or be a renewal or substitution for this Guaranty, unless expressly provided therein, and all rights and remedies of Bank hereunder, under any existing guarantee, or under any guarantee hereafter given to Bank by any Guarantor shall be cumulative and may be enforced singly or concurrently.

4. If any process is issued or ordered to be served upon Bank, seeking to seize Customer's and/or Guarantor's rights and/or interests in any bank account(s), such bank account(s) shall be deemed to have been and shall be set-off against any and all "Obligations of Customer" and/or all obligations and liabilities of Guarantor hereunder, as of the time of the issuance of any such writ or process, whether or not Customer, Guarantor and/or Bank shall then have been served with notice thereof.

5. All moneys available to and/or received by Bank for application toward payment of (or reduction of) the "Obligations of Customer" may be applied by Bank to such individual debt(s) in such manner, and apportioned in such amount(s) and at such time(s), as Bank, in its sole discretion, may deem suitable or desirable.

6. As security for any and all liabilities of Guarantor hereunder, now existing or hereafter arising, Guarantor hereby grants Bank a security interest in any and all moneys or other property (i.e., goods and merchandise, as well as all documents relative thereto, also, funds,

investment securities, choses in action and any and all other forms of property, whether real, personal or mixed, and any right, title, or interest of Guarantor therein or thereto) and/or the proceeds thereof, which have been or may hereafter be, deposited or left with Bank (or with any agent or other third party acting on Bank's behalf) by or for the account or credit of Guarantor, including (without limitation of the foregoing), any property in which Guarantor may have any interest. Further, where any obligation of Guarantor is due and unpaid Bank hereunder, Bank is herewith authorized to exercise its right of Set-Off or "Bank Lien" as to any moneys deposited in demand, checking, time, savings, or other accounts of any nature maintained in and with it by any of the undersigned, without advance notice. Such right of Set-Off shall also be applicable and exercised by Bank, in its sole discretion, where Bank is indebted to any Guarantor by reason of any Certificate(s) of Deposit, Bond(s), Note(s) or otherwise.

7. Guarantor acknowledges that any termination of liability hereunder, as provided for in paragraph 1 above shall not terminate this Guaranty as to existing Obligations of Customer nor release Guarantor from full liability for "Obligations of Customer" hereby guaranteed and then in existence including, without limitation, all Obligations of Customer then existing or thereafter arising under loan commitments which exist pre-termination and all Obligations of Customer under lines of credit and for revolving lines of credit for advances subsequent to the effective date of termination, or from full liability for renewal(s) or extension(s) of the "Obligations of Customer" in whole or in part, whether such renewals or extensions are made before or after the effective date of such termination, and with or without notice to Guarantor, and for substitution therefor, or modifications thereof.

8. The termination of the Guaranty by one or more Guarantors, or the release, settlement or compromise by Bank with respect to any one or more Guarantors, shall not affect the obligations or liability of the remaining Guarantors hereunder, and as to the remaining Guarantors, this Guaranty shall continue in effect as if such Guarantors had been the only Guarantors executing this Guaranty.

9. Guarantor agrees that his liability hereunder shall not be diminished by any failure on the part of Bank to perfect or continue perfection of (by filing, recording or otherwise) any security interest(s) it may have in any property securing this Unconditional Guaranty and/or the "Obligations of Customer" secured hereby and hereunder.

10. Guarantor further hereby consents and agrees that Bank may at any time, or from time to time, in its sole discretion: (i) renew, extend or otherwise change the time of payment, and/or the manner, place or terms of payment of any or all of the "Obligations of Customer" or otherwise modify the Obligations of Customer; (ii) grant indulgences generally from time to time to the Customer and/or any other person liable for the "Obligations of Customer"; (iii) exchange, release and/or surrender all or any of the collateral security, or any part(s) thereof, by whomsoever deposited, which is or may hereafter be held by it or in which it has a lien or security interest in connection with all or any of the "Obligations of Customer" and/or any liabilities or obligations of Guarantor hereunder; (iv) sell or otherwise dispose of and/or purchase all or any of any such collateral at public or private sale, or to or through any investment securities broker, and after deducting all costs and expenses of every kind for collection, preparation for sale, sale or delivery, the net proceeds of any such sale(s) or other disposition may be applied by Bank upon all or any of the "Obligations of Customer"; and (v) settle or compromise with the Customer, any insurance carrier and/or any other person(s) liable thereon, any and all of the "Obligations of Customer," and/or subordinate the payment of all or any part of same, to the payment of any other debts or claims, which may at any time(s) be due or owing to Bank and/or any other person(s); all in such manner and upon such terms as Bank may deem proper and/or desirable, and without notice to or further assent from Guarantor, it being agreed that Guarantor shall be and remain bound upon this Unconditional Guaranty, irrespective of the existence, value or condition of any collateral, or the impairment of any collateral (to include, without limitation, failure to perfect a security interest in collateral), or the unenforceability of any of the Obligations of Customer or the discharge of or release of Customer from liability for any of the Obligations of Customer and notwithstanding any such change, exchange, settlement, compromise, surrender, release, sale or other disposition, application, renewal or extension and notwithstanding also that the "Obligations of Customer" may at any time(s) exceed the aggregate principal sum hereinabove prescribed (if any such limiting sum appears). If Bank should request Guarantor to consent to any of the foregoing, such request and/or consent by Guarantor shall not constitute a waiver by Bank of the provisions of this paragraph which permit such actions without Guarantor's consent, nor of any other provision of this Guaranty relating to acts or inactions of Bank and such request and/or consent shall not create a course of dealing between Bank and Guarantor that would require the consent of Guarantor to any of the foregoing in the future. Further, this Guaranty shall not be construed to impose any obligation on Bank to extend or continue to extend credit or otherwise deal with Customer at any time.

11. If Customer is an organization, this Guaranty covers all "Obligations of Customer" purporting to be created or undertaken on behalf of such organization by any officer, partner, manager, employee, or agent of such organization, without regard to the actual authority of any such officer, partner, manager, employee, or agent, whether or not corporate or partnership resolutions, proper or otherwise, are given by any Customer to Bank, and/or whether or not such purported organizations are legally chartered or organized.

12. This Unconditional, Continuing Guaranty shall be binding upon Guarantor, and the heirs, executors, administrators, successors and assigns of Guarantor; and it shall inure to the benefit of, and be enforceable by Bank, and its successors, transferees and assigns. The death of Guarantor shall not terminate any liability hereunder. This Unconditional Guaranty shall remain in force after Guarantor's death until written notice of termination, sent by a legal representative of Guarantor, is received by Bank as set forth in paragraph 1 above and such termination shall be limited as provided in paragraphs 1 and 7 above.

13. This Unconditional Guaranty shall be deemed to have been made under and shall be governed by the Laws of the State of North Carolina in all respects, including matters of construction, validity and performance. Further, all terms or expressions contained herein which are defined in Articles 1, 3, or 9 of the North Carolina Uniform Commercial Code shall have the same meaning herein as in said Articles of said Code.

14. No waiver by Bank of any default(s) by Guarantor or Customer shall operate as a waiver of any other default or of the same default on a future occasion. If more than one person has signed this Guaranty, such parties are jointly and severally obligated hereunder. Further, use of the masculine or neuter pronoun herein shall include the masculine, feminine or neuter, and also the plural. The term "Guarantor," as used herein, shall (if signed by more than one person) mean the "Guarantors and each of them." If any Guarantor shall be a partnership or a limited liability company, the obligations, liabilities and agreements on the part of such Guarantor shall remain in full force and effect and fully applicable notwithstanding any changes in the individuals composing the partnership or the limited liability company. Further, the term "Guarantor" shall include in such event any altered or successive partnerships or limited liability companies, it being also understood that the predecessor partnership(s) or LLC(s) and their partners or members and managers shall not thereby be released from any obligations or liabilities hereunder. Bank, or any other holder hereof, may correct patent errors in this Guaranty.

15. Guarantor hereby waives: (i) notice of acceptance of this Guaranty; (ii) notice(s) of extensions of credit and/or continuations of credit extensions to Customer by Bank; (iii) notice(s) of entering into and engaging in business transactions and/or contractual relationships and any other dealings between Customer and Bank; (iv) presentment and/or demand for payment of any of the "Obligations of Customer"; (v) protest or notice of dishonor or default to Guarantor or to any other person with respect to any of the "Obligations of Customer" or with respect to any security therefor; (vi) all other notices to which Guarantor might otherwise be entitled; (vii) any demand for payment under this Guaranty; (viii) any defense of any kind which the Customer might have; and (ix) application of any other defenses available to Guarantor.

16. Anything contained herein to the contrary notwithstanding, if for any reason the effective rate of interest on any of the Obligations of Customer should exceed the maximum lawful contract rate, the effective rate of such obligation(s) shall be deemed reduced to and shall be such maximum lawful contract rate, and any sums of interest which have been collected in excess of such maximum lawful contract rate shall be applied as a credit against the unpaid principal balance due hereunder.

17. In the event any provision(s) of this instrument should be left blank or incomplete, Guarantor hereby authorizes and empowers Bank to supply and complete the necessary information to complete or fill in the blank provision(s).

18. Should any one or more provisions of this Unconditional Guaranty be determined to be illegal or unenforceable by a court of competent jurisdiction, the other provisions shall remain in full force and effect.

19. In the event of a change in, or amendment or modification of the legal status or existence of the Customer, this Guaranty shall continue and shall also cover the indebtedness of the Customer under the new or amended status, according to the terms hereof guaranteeing the Obligations of the original Customer.

20. The obligation of any Guarantor executing this Unconditional Guaranty shall not be dependent upon the subsequent execution hereof by any other person.

21. Guarantor shall provide Bank with such financial information as Bank may from time to time request. Any statement of account or records that bind the Customer shall be binding against the Guarantor and the records of Bank maintained in the ordinary course of its business with respect to the Obligations of Customer shall be binding on Guarantor in all respects, including, without limitation, the extent and nature of the Obligations of Customer and the liabilities of Guarantor under this Guaranty.

22. Guarantor warrants and covenants that Guarantor has made such inquiries as Guarantor deems necessary in order to ascertain the financial condition of Customer, and has, in fact, ascertained the financial condition of Customer and is satisfied with such financial condition, that Guarantor has adequate means to obtain from Customer, on a continuing basis, information concerning the financial condition of Customer, and that Guarantor has not relied, and will not rely, on Bank to provide such information, now or in the future.

23. Guarantor agrees that in the event judgment or any court order or administrative order for turnover or recovery is entered against Bank (whether by consent, compromise, settlement or otherwise) for, or Bank is required or agrees to repay (i) the amount of any monetary payment or transfer of any property (whether real, personal or mixed, tangible or intangible, or the value thereof) made to Bank by or on behalf of the Customer and/or Guarantor for credit to the Obligations of Customer, or (ii) the amount of any set-off(s) exercised by Bank and credited to Obligations of Customer, then in such event (and notwithstanding the prior discharge or satisfaction in whole or in part of any or all Obligations of Customer due Bank or the written or stamped notation of cancellation, release or satisfaction affixed to this Guaranty or any instrument of indebtedness evidencing the Obligations of Customer, or any prior notice of the termination of this Guaranty as to future debts of Customer) the amount or value of any such payments, property or set-off(s) recovered from Bank shall be deemed to be Obligations of Customer and this Guaranty and the liabilities of Guarantor hereunder shall be automatically revived and reinstated and shall continue and remain in full force and effect as to the same, together with interest thereon from date of recovery at the rate(s) applicable to the Obligations of Customer to which such payments, transfers or set-off(s) were credited, costs of court, and the reasonable attorneys' fees incurred by Bank in connection therewith.

24. Guarantor further expressly waives, for Bank's benefit and the benefit of Customer and any other guarantor, maker or endorser of the Obligations of Customer, any and all rights of recourse against Customer, or any other guarantor, maker, or endorser of the Obligations of Customer, or property or assets of the same, arising out of any payment made under or pursuant to this Guaranty, including any claim of subrogation, reimbursement, exoneration, contribution or indemnity that the undersigned Guarantor may have against the Customer, any other guarantor, or maker or endorser of the Obligations of Customer. Guarantor will not enter into any contract or agreement in violation of the provisions hereinabove, and any such purported contract or agreement shall be void ab initio.

25. **EVENTS OF DEFAULT**. Guarantor shall be in default under this Unconditional Guaranty upon the happening of any of the following events, circumstances or conditions, to wit::

(a) Default in the payment or performance of any of the obligations or of any covenant, warranty or liability contained or referred to herein, or contained in any other contract or agreement of Customer and/or Guarantor with Bank, whether now existing or hereafter arising; or

(b) Any warranty, representation or statement made or furnished to Bank by or on behalf of Customer and/or Guarantor, in connection with this Guaranty Agreement or to induce Bank to extend credit or otherwise deal with Customer and/or Guarantor proving to have been materially false in any material respect when made or furnished; or

(c) Death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any State or Federal Bankruptcy or insolvency laws by or against Guarantor and/or Customer; or

(d) Failure of a Customer and/or Guarantor which is a legal entity to maintain its existence in good standing; or

(e) Upon the entry of any monetary judgment or the assessment and/or filing of any tax lien against either Customer and/or Guarantor or upon the issuance of any writ of garnishment or attachment against any property of, debts due or rights of Customer and/or Guarantor, to specifically include the commencement of any action or proceeding to seize moneys of either Customer and/or Guarantor on deposit in any bank account with Bank; or

(f) If Bank should otherwise deem itself, any security interests, its collateral or property, or the "Obligations of Customer" guaranteed hereby and hereunder and/or the liability of Guarantor hereunder unsafe or insecure, or should Bank, in good faith, believe that the prospect of payment or other performance by Customer and/or Guarantor is impaired.

26. **REMEDIES ON DEFAULT**. Upon the occurrence of any of the foregoing events, circumstances, or conditions of default, all of the obligations evidenced herein and secured or guaranteed hereby shall immediately be due and payable without notice. Further, Bank shall then have all of the rights and remedies granted hereunder, all of the rights and remedies of a Secured Party and/or Holder-in-Due Course under the North Carolina Uniform Commercial Code and/or under other laws of North Carolina.

27. Guarantor acknowledges that Guarantor has read this Guaranty and fully understands the rights granted to Bank herein, and the waiver of rights of
Guarantor. Guarantor further acknowledges that each of the terms contained herein is a material inducement to Bank to extend credit to the Customer and is necessary in order for the Bank to fully realize the benefits of Bank's bargained for agreement with the Customer and Guarantor.

This Guaranty is secured by: **N/A**____

____

IN WITNESS WHEREOF, this Guaranty is executed (i) if by individuals, by hereunto setting their hands under seal by adoption of the word "SEAL" appearing next to the individuals' names, (ii) if by a corporation, by the duly authorized officers of the corporation on its behalf under seal by adoption of the facsimile seal printed hereon for such purpose or, if an impression seal appears hereon, by affixing such impression seal, (iii) if by a partnership, by the duly authorized partners of the partnership on its behalf under seal by adoption of the word "SEAL" appearing next to the name of the partnership and/or the signatures of the partners, or (iv) if by a limited liability company, by the duly authorized member or manager of the limited liability company on its behalf under seal by adoption of the word "SEAL" appearing next to the name of the limited liability company and/or the signatures of the members or managers, on the day and year first above written.

By: ________________________________ (SEAL)
Michael D. Pruitt, an Individual

EXHIBIT A

(Legal Description)

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CHANTICLEER HOLDINGS, INC.

By: [signature]

Name: Michael Pruitt

Title: President

40257\04\120431\0001

Certificate of Deposit Account Registry Service® (CDARS®) Customer Request for Account Placement[1]

Account Title: Michael Winder Haley Revocable Trust Date 12/31/06 Michael Winder Haley Trustee

Contact (for non-personal accounts):

Customer Class: ☐ Individual / Joint / Revocable Trust ☐ Estate / Irrevocable Trust ☐ Corporation / Limited Liability Corp ☐ Partnership / Limited Liability Partnership ☐ Sole Proprietorship ☐ Non-Profit Institution ☐ Clubs and Associations ☐ Public Entity ☐ Foreign Government ☐ Savings Bank / Credit Union ☐ Other Bank

Street Address: 12121 W End Road

City / State / Zip: North Palm Beach FL 33408

Telephone Number: 516-876-0621	U.S. Citizen: ☒ Yes ☐ No If No, country of citizenship ________
Email Address: summit1031@aol.com	
Tax ID Number(s): 240-54-8570	Type: ☒ SSN ☐ TIN ☐ Non-Resident SSN ☐ Non-Resident without TIN

Source of Funds: ☐ Available funds ☒ Wire ☐ Reinvestment of Principal / Interest ☐ Other ________

Account to be Used: ☐ Checking ☒ Money Market Account # 651588 ☐ Other CDO

Order Information:

One-Way Sell? ☐ Yes ☐ No		IRA? ☐ Yes ☒ No		Amount $		
Date to be placed:				Annual Interest Rate: .35 and / or APY: .35		
Term[2]	☐ 4 Weeks	☐ 13 Weeks	☒ 26 Weeks	☐ 52 Weeks	☐ 2 Years (104 weeks)	☐ 3 Years (156 weeks)	☐ 5 Years (260 weeks)
Interest Payment Frequency:		☐ Month End	☒ Quarter End	☐ Semiannual	☐ Year End	☐ At Maturity[3]
Interest Paid via:		☐ Credit to Principal	☐ Check	☐ Transfer	Account #:	
Reinvest? ☐ Yes ☒ No		Reinvestment Amount? ☒ Principal ☐ Principal & Interest ☐ Other				
Maturity Disbursement Type:	☐ Check ☐ Transfer Account #:	Term? ☐ 4 Weeks ☐ 13 Weeks ☐ 26 Weeks ☐ 52 Weeks ☐ 2 Years ☐ 3 Years ☐ 5 Years				

Additional Information:

[1]Funds may be submitted for placement only after entering into a Deposit Placement Agreement with us. [2]Early withdrawal penalties will be imposed by the institution that issued the CD and are as follows: 4 Weeks, 28 Days of simple interest; 13 Weeks, 90 Days of simple interest; 26 Weeks, 90 Days of simple interest; 52 Weeks, 180 Days of simple interest; 2 years, 360 days of simple interest; 3 years, 540 days of simple interest; 5 years, 900 days of simple interest. An early withdrawal penalty may invade principal. No penalty will be charged for early withdrawal of a CD upon the death of an individual who is the sole or joint owner of the CD. [3]At Maturity interest option is available only on CDs 52 Weeks and shorter.

CDs are issued and mature on Thursdays each week. If Thursday is a holiday, activities move to Friday.

Customer Exclusions:

Bank:	TRN:	City, State:

[signature] 8/10/11

Signature Date

Signature Date